GOODWILL	9 Months Ended
Aug. 31, 2022
Disclosure Goodwill Abstract
GOODWILL

13.	GOODWILL

A summary of goodwill balance and transactions is as follows:

	August 31, 2022	November 30, 2021
	$	$
Balance, beginning of period	833,493	-
Additions (Note 3)	5,440,863	833,493
Balance, end of period	6,274,356	833,493

During the year ended November 30, 2021, the Company acquired goodwill of $833,493 pursuant to the acquisition of IndieFlix (Note 3).

During the nine months ended August 31, 2022, the Company acquired goodwill of $800,970 pursuant to the acquisition of iGEMS (Note 3) and goodwill of $4,639,893 pursuant to the acquisition of DCU (Note 3).

Goodwill is tested for impairment annually or more frequently if events or circumstances indicate that the asset might be impaired. At August 31, 2022, the Company performed its impairment review of goodwill by comparing each cost center’s fair value to the net book value including goodwill. At August 31, 2022, the Company has determined that it has three cost centers: IndieFlix, iGEMS, and DCU. The fair value of each cost center was determined by management based on a valuation using the income approach. The income approach uses future projections of cash flows from the cost center and includes, among other estimates, projections of future revenue and operating expenses, market supply and demand, projected capital spending and an assumption of the weighted average cost of capital. Management’s evaluation of fair values includes analysis based on the future cash flows generated by the underlying assets, estimated trends and other relevant determinants of fair value for these assets. Management has determined that no events have occurred subsequent to the date of the assessment that would require a further impairment review of goodwill.